UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

HEALTHWAYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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701 Cool Springs Blvd

Franklin, Tennessee 37067

Stockholders of Healthways, Inc.:

The enclosed GOLD proxy card is solicited on behalf of the Board of Directors of Healthways, Inc. (the “Company”) for use at the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), to be held at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee, 37067 at 9:30 a.m., Central time, on Tuesday, June 24, 2014.

On June 2, 2014, the Company entered into a nomination and standstill agreement (the “Agreement”) with North Tide Capital Master, LP, North Tide Capital, LLC and Conan J. Laughlin (collectively, the “North Tide Group”) regarding the previously pending proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the 2014 Annual Meeting. Pursuant to the terms of the Agreement, among other things, the Company has agreed to nominate Conan J. Laughlin, Bradley S. Karro and Paul H. Keckley, along with current director Kevin G. Wills, for election to the Board. In addition, the North Tide Group agreed to take, or refrain from taking, certain actions in connection with the Annual Meeting, including agreeing to withdraw its nominees for election to the Board and to vote all of its shares in accordance with the recommendation of the Board on all proposals presented at the 2014 Annual Meeting. Pursuant to the terms of the Agreement, solely to facilitate the transactions contemplated by the Agreement, each of John W. Ballantine, Daniel J. Englander and C. Warren Neel, Ph.D. has tendered his resignation as a director of the Company, effective as of the 2014 Annual Meeting, and is no longer standing for election to the Board at the 2014 Annual Meeting.

Accordingly, as a result of the Agreement, the Company’s slate of director nominees for election at the 2014 Annual Meeting is as follows: Bradley S. Karro, Paul H. Keckley, Conan J. Laughlin and Kevin G. Wills.

The Board unanimously recommends that you vote on the enclosed new GOLD proxy card FOR the election of each of the Board’s four nominees and FOR the other proposals to be considered at the 2014 Annual Meeting.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the 2014 Annual Meeting in person, you are urged to sign, date and promptly return the GOLD proxy card in the envelope provided. THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2014 ANNUAL MEETING.

Sincerely,

Ben R. Leedle, Jr. President and Chief Executive Officer

June 9, 2014

HEALTHWAYS, INC.

701 Cool Springs Boulevard

Franklin, Tennessee 37067

SUPPLEMENT TO PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

TUESDAY, JUNE 24, 2014

This supplement (the “Supplement”) supplements and amends the proxy statement dated May 13, 2014 (the “Proxy Statement”) of Healthways, Inc. (the “Company”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Company’s Board of Directors (the “Board”) for use at the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) to be held on Tuesday, June 24, 2014, at 9:30 a.m., Central time, at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee, 37067, and at all adjournments or postponements thereof. The record date for the determination of the holders of Common Stock who are entitled to notice of and to vote at the 2014 Annual Meeting is May 5, 2014, which is the same record date specified in the Proxy Statement. The notice of the Annual Meeting and the Proxy Statement were distributed on or about May 13, 2014 to all stockholders entitled to vote at the 2014 Annual Meeting, and this Supplement should be read in conjunction with the Proxy Statement. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current and supersedes the information in the Proxy Statement. This Supplement is first being mailed to stockholders on or about June 9, 2014.

YOU ARE ENCOURAGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED NEW GOLD PROXY CARD TO ENSURE THAT YOUR SHARES ARE VOTED AT THE 2014 ANNUAL MEETING. THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2014 ANNUAL MEETING.

Termination of North Tide Solicitation

On June 2, 2014, the Company entered into a nomination and standstill agreement (the “Agreement”) with North Tide Capital Master, LP, North Tide Capital, LLC and Conan J. Laughlin (collectively, the “North Tide Group”) regarding the previously pending proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the 2014 Annual Meeting. Pursuant to the terms of the Agreement, among other things, the Company has agreed to nominate Conan J. Laughlin, Bradley S. Karro and Paul H. Keckley for election to the Board. In addition, the North Tide Group agreed to take, or refrain from taking, certain actions in connection with the Annual Meeting, including agreeing to withdraw its nominees for election to the Board and to vote all of its shares in accordance with the recommendation of the Board on all proposals presented at the 2014 Annual Meeting.

For further information regarding the Agreement, please see the summary set forth below under the section entitled “Summary of the Agreement.”

Voting Matters and Record Date

In the election of directors, you may vote “FOR” all of the nominees or your vote may be to “WITHHOLD AUTHORITY” with respect to one or more of the nominees. If you “WITHHOLD AUTHORITY” it will have no effect on the outcome of this proposal.

For the advisory vote to approve compensation of the Company’s named executive officers as disclosed in this Proxy Statement, the ratification of the appointment of Ernst & Young LLP, the approval of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) and the approval of an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), to implement a majority voting for uncontested elections of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will have the same effect as a vote “AGAINST” these proposals.

Shares represented by proxies will be voted in accordance with the choices specified thereon. If you sign your proxy card without giving specific voting instructions, the shares represented by such proxies will be voted FOR the election of the director nominees set forth under Proposal No. 1, FOR the non-binding, advisory vote to approve compensation of the Company’s named executive officers as disclosed in the Proxy Statement set forth under Proposal No. 2, FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2014 set forth under Proposal No. 3, FOR the approval of the 2014 Plan set forth under Proposal No. 4, and FOR the approval of an amendment to the Bylaws to implement a majority voting for uncontested elections of directors set forth under Proposal No. 5. The board does not know of any other matters that will be presented for action at the 2014 Annual Meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal that may be properly presented for action according to their best judgment in light of the conditions then prevailing.

The quorum requirement for holding the 2014 Annual Meeting and transacting business is a majority of the outstanding shares entitled to vote. The shares may be present in person or represented by proxy at the 2014 Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Votes are counted by an independent third party. In the election for directors, the four persons receiving the highest number of “FOR” votes will be elected. In the advisory vote to approve executive compensation, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy will constitute the stockholders’ non-binding approval with respect to our executive compensation programs. The proposal to ratify the appointment of the independent registered public accounting firm, the proposal to approve the 2014 Plan and the proposal to amend the Company’s Bylaws to provide for majority voting in uncontested elections of directors require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm, without instructions from the beneficial owner of those shares. A broker is not entitled to vote shares held for a beneficial owner on certain non-routine items absent instructions from the beneficial owner of such shares. The election of directors, the advisory vote to approve executive compensation, the proposal to approve the 2014 Plan and the proposal to amend the Company’s Bylaws to provide for majority voting in uncontested elections of directors are non-routine items on which a broker is not entitled to vote shares absent instructions from the beneficial owner of such shares. Broker non-votes count for purposes of determining whether a quorum exists, but do not count as entitled to vote with respect to individual proposals. Therefore, broker non-votes will not have an effect on the election of directors, the advisory vote to approve executive compensation, the proposal to approve the 2014 Plan and the proposal to amend the Company’s Bylaws to provide for majority voting in uncontested elections of directors.

A proxy may be revoked by a stockholder at any time before its exercise by attending the 2014 Annual Meeting and voting in person, by filing, no later than 5:00 p.m., Central Time, on Monday, June 23, 2014, with the Secretary of the Company a written notice of revocation, by duly executing a proxy bearing a later date or by casting a new vote by toll-free telephone or the Internet no later than 11:59 p.m., Eastern Time, on Monday, June 23, 2014.

The preliminary voting results will be published on a Current Report on Form 8-K which will be filed by the Company with the Securities and Exchange Commission (“Commission”) within four business days of the 2014 Annual Meeting. The final voting results, if different than the preliminary voting results, will be published on an amended Current Report on Form 8-K within four business days of the date on which the final results are known.

Each share of our common stock, $.001 par value (the “Common Stock”), issued and outstanding on the record date, May 5, 2014, will be entitled to one vote on all matters to come before the 2014 Annual Meeting. Cumulative voting is not permitted. As of May 5, 2014, there were outstanding 35,272,245 shares of Common Stock.

Board Recommendation

The Board unanimously recommends that you vote your shares on the new GOLD proxy card as follows:

•	FOR the election of the Board’s four director nominees, as set forth in this Supplement and as listed on the new GOLD proxy card;

•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2014;

•	FOR the approval of the 2014 Plan; and

•	FOR the approval of the amendment to the Company’s Amended and Restated Bylaws, as amended, to implement a majority voting standard for uncontested director elections.

THE BOARD URGES STOCKHOLDERS TO SIGN, DATE AND RETURN THE ENCLOSED NEW GOLD PROXY CARD PROMPTLY, OR VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET AS DESCRIBED IN THE NEW GOLD PROXY CARD. IF A STOCKHOLDER DOES NOT RETURN THE ENCLOSED NEW GOLD PROXY CARD, THAT STOCKHOLDER’S SHARES MAY NOT BE COUNTED AS PRESENT OR VOTING AT THE 2014 ANNUAL MEETING, WHETHER OR NOT THE STOCKHOLDER PREVIOUSLY RETURNED A WHITE OR BLUE PROXY CARD. THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2014 ANNUAL MEETING.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to those persons that we know to be the beneficial owners (as defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 5% of our Common Stock, our only voting security, and with respect to the beneficial ownership of our Common Stock by all directors and nominees, each of the executive officers named in the Summary Compensation Table and all of our executive officers and directors as a group. The information set forth below is based on ownership information we received as of June 2, 2014 (except as otherwise noted below). Unless specified otherwise, the shares indicated are presently outstanding, and each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102-3777	5,568,014	(2)	15.76%
North Tide Capital, LLC. 500 Boylston Street Suite 310 Boston, MA 02116	3,850,000	(3)	10.90%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	3,254,885	(4)	9.21%
EARNEST Partners, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	2,756,961	(5)	7.80%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	2,110,311	(6)	5.97%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,933,320	(7)	5.47%
Ben R. Leedle, Jr.****	1,129,042	(8)	3.12%
Michael Farris***	389,932	(9)	1.10%
Alfred Lumsdaine***.	126,926	(10)	*
Daniel J. Englander**	115,000	(11)	*
C. Warren Neel, Ph.D**	98,882	(12)	*
Peter Choueiri***	80,267	(13)	*
John W. Ballantine**.	76,941	(14)	*
Jay C. Bisgard, M.D. **.	69,090	(15)	*
Mary Jane England, M.D.**	67,388	(16)	*
Alison Taunton-Rigby, Ph. D.**	60,385	(17)	*
John A. Wickens**.	59,252	(18)	*
Glenn Hargreaves***	42,224	(19)	*
William D. Novelli**	34,775	(20)	*
Mary Flipse***	11,282	(21)	*
Kevin G. Wills**	10,028	(22)	*
Donato Tramuto**	7,950	(23)	*
Conan J. Laughlin*****	3,850,000	(24)	10.90%
Bradley S. Karro*****	0		*
Paul H. Keckley*****	0		*
All directors and executive officers as a group (16 persons)	2,379,364	(25)	6.48%

*	Indicates ownership of less than one percent of our outstanding Common Stock
**	Director of the Company
***	Named Executive Officer
****	Director and Named Executive Officer
*****	Director nominee
(1)	Pursuant to the rules of the Commission, certain shares of our Common Stock that an individual owner set forth in this table has a right to acquire within 60 days after June 2, 2014 pursuant to the exercise of options to purchase shares of Common Stock (“stock options”) or other securities are deemed to be outstanding for the purpose of computing the ownership of that owner, but are not deemed outstanding for the purpose of computing the ownership of any other individual owner shown in the table. Likewise, the shares subject to stock options or other securities held by our other directors and executive officers that are exercisable within 60 days of June 2, 2014 are all deemed outstanding for the purpose of computing the percentage ownership of all executive officers and directors as a group.
(2)

Information with respect to stock ownership is based on a Schedule 13G/A filed by Prudential Financial, Inc. (“Prudential”) with the Commission on January 29, 2014 and includes shares held by certain of its subsidiaries, including Jennison Associates LLC (“Jennison”). Includes 105,304 shares to which Prudential has sole voting power, 5,462,710 shares to which Prudential has shared voting power, 105,304 shares to which Prudential has sole investment power and 5,462,710 shares to which Prudential has shared investment power. Jennison filed a separate Schedule 13G/A with the Commission on February 12, 2014 reporting beneficial ownership of 5,477,265 shares to which Jennison has sole voting power and shared investment power. These shares have not been listed separately because they are included in the shares reported by Prudential, which indirectly owns 100% of the equity interests of Jennison. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

(3)	Information with respect to stock ownership is based on a Schedule 13D/A filed with the Commission on June 4, 2014. Includes 3,850,000 shares to which North Tide Capital, LLC has shared voting and investment power. Includes 3,425,000 shares to which North Tide Capital Master, LP has shared voting and investment power. Includes 3,850,000 shares to which Conan Laughlin, who serves as the Manager of North Tide Capital, LLC, has shared voting and investment power. The address of North Tide Capital Master, LP and Conan Laughlin is 500 Boylston Street, Suite 310, Boston, Massachusetts, 02116.
(4)	Information with respect to stock ownership is based on a Schedule 13G/A filed by BlackRock, Inc. with the Commission on January 29, 2014 and includes shares held by certain of its subsidiaries. Includes 3,142,378 shares to which BlackRock, Inc. has sole voting power and 3,254,885 shares to which BlackRock, Inc. has sole investment power.
(5)	Information with respect to stock ownership is based on a Schedule 13G/A filed with the Commission on February 14, 2014. Includes 1,164,444 shares to which EARNEST Partners, LLC (“EARNEST”) has sole voting power, 379,742 shares to which EARNEST has shared voting power and 2,756,961 shares to which EARNEST has sole investment power.
(6)	Information with respect to stock ownership is based on a Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) with the Commission on February 11, 2014 and includes shares held by certain of its subsidiaries. Includes 54,994 shares to which Vanguard has sole voting power, 2,057,217 shares to which Vanguard has sole investment power and 53,094 shares to which Vanguard has shared investment power.
(7)	Information with respect to stock ownership is based on a Schedule 13G filed with the Commission on February 10, 2014. Includes 1,865,966 shares to which Dimensional Fund Advisors LP (“Dimensional”) has sole voting power and 1,933,320 shares to which Dimensional has shared investment power.
(8)	Includes 872,144 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(9)	Includes 389,611 shares held in trust.
(10)	Includes 92,914 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(11)	Consists of 115,000 shares held indirectly with Ursula Capital Partners, of which Mr. Englander is the Managing Partner. Mr. Englander disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(12)	Includes 43,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(13)	Includes 59,252 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(14)	Includes 43,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014, and 20,000 shares held in trust.
(15)	Includes 43,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014, and 20,860 shares held in trust.
(16)	Includes 53,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(17)	Includes 33,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(18)	Includes 43,763 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014, and 1,100 shares held jointly by Mr. Wickens and his spouse.
(19)	Includes 33,201 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(20)	Includes 27,723 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(21)	Includes 8,392 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(22)	Consists of 9,132 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.
(23)	Includes 3,750 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.

(24)	Information with respect to stock ownership is based on a Schedule 13D/A filed with the Commission on March 3, 2014. Includes 3,850,000 shares to which Conan Laughlin, who serves as the Manager of North Tide Capital, LLC, has shared voting and investment power. Includes 3,850,000 shares to which North Tide Capital, LLC has shared voting and investment power. Includes 3,425,000 shares to which North Tide Capital Master, LP has shared voting and investment power. The address of North Tide Capital, LLC and North Tide Capital Master, LP is 500 Boylston Street, Suite 310, Boston, Massachusetts, 02116.

(25)	Includes 1,369,086 shares that, as of June 2, 2014, were issuable upon the exercise of outstanding stock options within 60 days after June 2, 2014.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Class II Directors

The Company’s nominees for election to serve as Class II directors have changed, and the new slate of nominees is set forth below.

At the 2014 Annual Meeting, our stockholders will elect four Class II directors to a one-year term expiring at the 2015 Annual Meeting of Stockholders. Kevin G. Wills is presently a director of the Company and was previously elected by the stockholders. The three additional nominees—Conan J. Laughlin, Bradley S. Karro and Paul H. Keckley, Ph.D.—have been nominated pursuant to the Agreement with the North Tide Group. Each of the persons nominated has consented to serving as a nominee, being named in this Supplement and serving as a director if elected. The Board has determined that each of the nominees for director is an “independent director,” as defined under applicable law and the listing standards of The NASDAQ Stock Market. Certain information relating to the following persons has been furnished to us by the individuals named, and we have also included the specific skills, qualifications and experience of each of the director nominees.

The Board recommends a vote FOR each nominee.

Bradley S. Karro Principal of Hillcote Advisors	Age 52	Director nominee

Mr. Karro is a principal of Hillcote Advisors, a firm focused on investing in and restructuring healthcare companies founded by Mr. Karro in July 2008. Prior to founding Hillcote, Mr. Karro held a number of senior executive positions in the healthcare industry, including serving as Executive Vice President of Caremark Rx, a prescription benefit management company. Mr. Karro served at Caremark Rx from 1998 through 2007. During his time at Caremark Rx, Mr. Karro was responsible for mergers and acquisitions, integration planning, information technology and Medicare product development. Mr. Karro was also appointed as a charter member of the Governor’s e-Health Advisory Council in Tennessee, an organization established to coordinate Tennessee’s initiatives leading towards the adoption of electronic medical records. Mr. Karro is currently a member of the Board of Directors of Angiotech Pharmaceuticals, Inc., a publicly traded (prior to the third quarter of 2013) global medical device company, where he chairs the Audit Committee. Mr. Karro previously served on the Board of Directors of Emageon Inc., a publicly traded (prior to the second quarter of 2009) provider of enterprise-level information technology solutions for the clinical analysis and management of digital medical images within healthcare provider organizations. Mr. Karro received his B.A. in Honors Business Administration from the University of Western Ontario.

Qualifications: Mr. Karro’s specific skills, experience and qualifications to serve as a director of the Company are evidenced by his 25 years of healthcare industry experience, extensive knowledge of the healthcare industry, executive management experience and prior public board experience.

Paul H. Keckley, Ph.D. Managing Director of Navigant Center for Healthcare Research and Policy Analysis	Age 64	Director nominee

Dr. Keckley is the Managing Director of Navigant Center for Healthcare Research and Policy Analysis, a position he has held since March 2014. In addition, Dr. Keckley is the Editor of The Keckley Report and an expert on health industry trends and U.S. health system reform. In his thirty-five year health industry career, Dr. Keckley served as an expert commentator for national media coverage of healthcare reform, CEO of four health care companies funded by private investors, in senior management at Vanderbilt Medical Center and most recently as Executive Director of the Deloitte Center for Health Solutions in Washington, D.C, a position he held from 2006 through 2013. Dr. Keckley currently serves on the board of directors of the Healthcare Financial

Management Leadership Council, Western Governors University Advisory Board and Lipscomb University College of Pharmacy. He previously served as an Independent Director at Ohio State University Medical Center, Interdent and PhyCor Inc. and as advisor to the Bipartisan Policy Center in Washington, DC. Dr. Keckley is a member of the Health Executive Network. He received his B.A. at Lipscomb University and his M.A. and Ph.D. from Ohio State University and completed additional graduate studies at Oxford University.

Qualifications: Dr. Keckley’s specific skills, experience and qualifications to serve as a director of the Company are evidenced by his 38-year career in healthcare research and policy analysis. Dr. Keckley has published 200 trade and peer reviewed articles and conducted numerous primary research studies about population-health management business models, trends and issues. He is also the publisher of the Keckley Report, a weekly analysis of healthcare industry trends. We believe his research regarding population-health management business models, trends and issues and his ongoing analysis of the healthcare industry will provide valuable insights to the Board on both the historical and current trends within the healthcare industry.

Conan J. Laughlin Founder, Portfolio Manager and Managing Member of North Tide Capital, LLC	Age 41	Director nominee

Mr. Laughlin is the Founder, Portfolio Manager and Managing Member of North Tide Capital, a Boston-based investment firm with over $1 billion in assets under management. The firm invests in global equities utilizing a value-oriented approach with a dedicated focus on the healthcare sector. Mr. Laughlin has covered the healthcare industry as an equity research analyst since 1995. Prior to founding North Tide, from 2005-2011 Mr. Laughlin was a portfolio manager and sub-adviser to Millennium Management LLC, a multi-billion dollar investment firm based in New York. From 2002 to 2004, Mr. Laughlin was an equity research analyst covering the healthcare sector in the Asset Management group at American Express, a publicly traded global services company, in Boston. Prior to joining American Express in 2002, he spent seven years as a sell-side analyst at Morgan Stanley Dean Witter (1995-1997), SG Cowen (1997-1999) and Deutsche Bank Alex. Brown (1999-2002). Mr. Laughlin graduated from the College of William and Mary with a BBA in Finance in 1995. Mr. Laughlin currently serves on the Board of Trustees at The Park School in Brookline, MA.

Qualifications: Mr. Laughlin’s specific skills, experience and qualifications to serve as a director of the Company are evidenced by his experience as Portfolio Manager and Managing Member of North Tide Capital, an investment firm focused on the healthcare sector. Additionally, Mr. Laughlin has over 18 years of experience covering the healthcare industry as an equity research analyst and has been an active and engaged shareholder of the Company since 2011.

Kevin G. Wills Managing Director and Chief Financial Officer of AlixPartners, LLP	Age 48	Director since 2012

Mr. Wills has served as Managing Director and Chief Financial Officer of AlixPartners, LLP, a global business advisory firm, since March 2014. Prior to that, he served as Executive Vice President and Chief Financial Officer of Saks Incorporated (now a part of Hudson’s Bay Company), a publicly traded (prior to the fourth quarter of 2013) retailer of fashion apparel, shoes, accessories, jewelry, cosmetics, and gifts, from May 2007 through November 2013. Mr. Wills served as Executive Vice President of Finance/Chief Accounting Officer of Saks Incorporated from May 2005 through April 2007, and as Executive Vice President of Operations for Parisian, Inc., a retailer, from February 2003 until April 2005. Prior to that, he was appointed Senior Vice President of Planning and Administration for Saks Department Store Group in September 1999, Senior Vice President of Strategic Planning in September 1998 and Vice President of Financial Reporting for Saks Incorporated in September 1997, when he joined Saks Incorporated. Prior to joining Saks Incorporated, Mr. Wills served as Vice President and Controller for Tennessee Valley Authority, an energy producer. Prior to that, Mr. Wills served as the Business Assurance Manager for Coopers and Lybrand (currently known as PricewaterhouseCoopers), an accounting and financial services firm.

Qualifications: Mr. Wills’ specific skills, experience and qualifications to serve as a director of the Company are evidenced by his many years of executive leadership, most recently serving as the Managing Director and Chief Financial Officer of AlixPartners, LLP and, prior to that, Chief Financial Officer of Saks Incorporated, as mentioned above. Additionally, Mr. Wills is a Certified Public Accountant and brings significant capital markets, mergers and acquisitions and international operations experience, all of which enhance the Board’s understanding of various financial aspects of the Company’s business.

Board Committees: audit; compensation; investments sub-committee

SUMMARY OF THE AGREEMENT WITH THE NORTH TIDE GROUP

On June 2, 2014, the Company entered into a nomination and standstill agreement (the “Agreement”) with North Tide Capital Master, LP, North Tide Capital, LLC and Conan J. Laughlin (collectively, the “North Tide Group”).

Pursuant to the Agreement, the Board has agreed to take all necessary action to nominate Conan J. Laughlin, Bradley S. Karro and Paul H. Keckley (collectively, the “North Tide Designees”) along with current director Kevin G. Wills for election as directors of the Company at the 2014 Annual Meeting. In the event a North Tide Designee (or any replacement director for the North Tide Designees appointed in accordance with the provisions of the Agreement) is unable to serve, resigns or is removed as a director during the term of the Agreement, the North Tide Group has the ability to recommend a replacement director who meets the conditions set forth in the Agreement, so long as the members of the North Tide Group collectively beneficially own in the aggregate at least 3% of the Company’s then outstanding common stock.

The Company has also agreed to form a new strategic review committee of the Board no later than three business days following the date of the 2014 Annual Meeting. The purpose of the strategic review committee will be to review, evaluate and make recommendations to the Board regarding the Company’s business strategy. The strategic review committee will have four members, including (a) Mr. Karro (who will serve as Chair of such committee), (b) one of the other North Tide Designees and (c) two current directors of the Company as selected by the Board. Upon their election to the Board, the Company will also take all necessary action to appoint at least one North Tide Designee to each standing committee of the Board, provided that at least one of the North Tide Designees meets the applicable independence standards for such committee service.

The Agreement provides that Mr. Laughlin must offer to resign from the Board if (a) the members of the North Tide Group, collectively, cease to beneficially own at least 3% of the Company’s then outstanding common stock, or (b) a member of the North Tide Group otherwise ceases to comply with or breaches any material provision of the Agreement.

The Agreement terminates on the date that is ten days prior to the deadline for the submission of stockholder director nominations of the 2015 annual meeting of stockholders of the Company (the “2015 Annual Meeting”), but, if the North Tide Designees are nominated for election at the 2015 Annual Meeting and the North Tide Group consents to such re-nomination, the Agreement will remain in effect until the date that is ten days prior to the deadline for the submission of stockholder director nominations for the 2016 annual meeting of stockholders of the Company.

During the term of the Agreement, each member of the North Tide Group agrees, subject to certain exceptions, to comply with certain customary standstill provisions, including, among other things, that they will not, and will not encourage any third party to:

•	make, participate in or encourage any solicitation of proxies or consents;

•	own in excess of 15% of the Company’s outstanding common stock,

•	effect, propose, participate in or facilitate any tender or exchange offer, merger, sale or acquisition of material assets or other extraordinary transaction involving the Company or any of its subsidiaries;

•	seek representation on the Board, except as set forth in the Agreement, or seek or encourage the removal of any member of the Board;

•	make or take any action in support of any proposal or request aimed at changing or influencing the Board, management, business strategy, policies or corporate governance of the Company; or

•	take any actions which could cause the Company or any affiliate of the Company to make a public announcement regarding any of the foregoing, or publicly seek or request permission to do any of the foregoing.

In addition, each member of the North Tide Group has agreed to vote all of its shares in accordance with the recommendation of the Board on all proposals presented at the 2014 Annual Meeting.

THE COMPANY HAS FILED THE AGREEMENT AS AN EXHIBIT TO A CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 2014. THE DESCRIPTION OF THE AGREEMENT IN THIS SUPPLEMENT IS QUALIFIED BY THE FULL TEXT OF THE AGREEMENT.

YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS ASKS YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED NEW GOLD PROXY CARD, OR OTHERWISE VOTE BY TOLL-FREE TELEPHONE OR INTERNET AS DESCRIBED IN THE PROXY CARD SO THAT YOUR VOTE MAY BE COUNTED, EVEN IF YOU PLAN ON ATTENDING THE 2014 ANNUAL MEETING.

If you have any questions or need assistance voting, please call MacKenzie Partners, Inc., our proxy solicitor, at (800) 322-2885.

By Order of the Board of Directors,

Alfred Lumsdaine Chief Financial Officer and Secretary

Healthways, Inc. c/o MacKenzie Partners 105 Madison Avenue New York, NY 10016

V O T E   B Y   I N T E R N E T                W W W .. C E S V O T E . C O M

Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on June 23, 2014. Have your proxy card available when you access the web site www.cesvote.com and follow the simple instructions to record your vote.

V O T E   B Y   T E L E P H O N E                        1 - 8 8 8 - 6 9 3 - 8 6 8 3

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on June 23, 2014. Have your proxy card available when you call the Toll-Free number 1-888-693-8683 and follow the simple instructions to record your vote.

V O T E   B Y   M A I L

Mark, sign and date your proxy card and return it using the postage-paid envelope provided or return your proxy card to: Healthways, Inc., c/o MacKenzie Partners, 105 Madison Avenue, New York, NY 10016 to ensure your proxy is received prior to the Annual Meeting.

Vote by Internet Access the Website and submit your vote: www.cesvote.com:	Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Mail Mark, sign, date and return your proxy in the postage-paid envelope provided

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice & Proxy Statement is/are available at www.ViewOurMaterial.com/HWAY

ä DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL ä

HEALTHWAYS, INC.	PROXY CARD

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on June 24, 2014

The undersigned hereby appoints John W. Ballantine and Alfred Lumsdaine, and either of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Stockholders of Healthways, Inc. to be held at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, on June 24, 2014 at 9:30 a.m., Central time, and any adjournments thereof.

Stockholder Signature

Stockholder Signature (Joint Owner)

Date:

Please sign exactly as your name appears on this proxy. Joint owners should each sign. If signing on behalf of a corporation or as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a partnership, please sign in partnership name by authorized person.

Please sign and date this proxy where indicated above before mailing.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

ê MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. ê

HEALTHWAYS, INC.	PROXY CARD

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. IF ANY OTHER BUSINESS PROPERLY COMES BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES ON THE REVERSE SIDE OF THIS PROXY ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH BUSINESS.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors.

Nominees:

(1) Bradley S. Karro	(2) Paul H. Keckley, Ph.D.	(3) Conan J. Laughlin	(4) Kevin G. Wills
❑ FOR ALL	❑ WITHHOLD ALL	❑ FOR ALL EXCEPT*
* To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.	To consider and act upon a non-binding, advisory vote to approve compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

❑	FOR	❑	AGAINST	❑	ABSTAIN
3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2014.

❑	FOR	❑	AGAINST	❑	ABSTAIN
4.	To consider and act upon a proposal to approve a new 2014 Stock Incentive Plan.

❑	FOR	❑	AGAINST	❑	ABSTAIN
5.	To consider and act upon a proposal to approve an amendment to the Company’s Amended and Restated Bylaws as amended, to implement majority voting for uncontested elections of directors.

❑	FOR	❑	AGAINST	❑	ABSTAIN
6.	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)